UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2023

Apartment Investment and Management Company

(Exact name of Registrant as Specified in Its Charter)

Maryland	1-13232	84-1259577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4582 South Ulster Street Suite 1450
Denver, Colorado		80237
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 303 224-7900

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock (Apartment Investment and Management Company)	AIV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 26, 2023, the Board of Directors (the “Board”) adopted and approved Amended and Restated Bylaws (“A&R Bylaws”) of Apartment Investment and Management Company (the “Company”) in furtherance of the Company’s previously announced commitment to implement governance enhancements to become effective in connection with the Company’s 2023 annual meeting of stockholders (“2023 Annual Meeting”).

The A&R Bylaws reflect the following revisions relative to the previously effective Bylaws of the Company, which have been approved and adopted by the Board, and require no further approval by the Company’s stockholders:

i.
Effective as of immediately following the Company’s 2023 Annual Meeting, the threshold for stockholders to call a special meeting will be 15% of the voting power of all shares entitled to vote on the matters to be brought before such meeting.
ii.
As of immediately following the Company’s 2023 Annual Meeting, stockholders may change the size of the Board by the vote of a majority of all shares then entitled to vote generally in an election of directors, provided that the size of the Board shall not be less than three (3) directors.
iii.
Effective as of immediately prior to the 2023 Annual Meeting, the Company shall be prohibited from electing to be subject to Section 3-803, Section 3-804(a)-(c) and Section 3-805 of the Maryland General Corporation Law (which are commonly referred to as the Maryland Unsolicited Takeover Act or “MUTA”) and such prohibition may not be repealed unless first approved by the Company’s stockholders by the affirmative vote of at least a majority of the votes cast on the matter by stockholders entitled to vote generally in the election of directors.
iv.
Certain technical updates to the requirements for stockholder nominations of directors, including requiring that the nominating stockholder comply with the applicable universal proxy card rules.
v.
The window for notices of proxy access nominations in connection with the Company’s 2023 Annual Meeting is May 15, 2023 through June 14, 2023.

The following additional revisions relative to the previously effective Bylaws have been approved by the Board, and are reflected in footnotes to the A&R Bylaws, but are subject to receipt of the requisite approval of Company stockholders, who are expected to consider and vote on such proposals at the 2023 Annual Meeting:

i.
Effective as of immediately after the Company’s 2023 Annual Meeting, directors may be removed, with or without cause, at a special meeting of the Company’s stockholders called for such purpose, by the affirmative vote of a majority of shares then entitled to vote generally in an election of directors.
ii.
Effective as of immediately after the Company’s 2023 Annual Meeting, a vacancy on the Board resulting from removal of a director by stockholders or an increase in the size of the Board by stockholders may be filled, substantially concurrently with the action that created such vacancy, by the affirmative vote of a majority of stockholders then entitled to vote generally in an election of directors. If stockholders fail to, or are unable to, fill such vacancy then the Board may fill such vacancy in accordance with the Bylaws.
iii.
Effective as of immediately after the Company’s 2023 Annual Meeting, the Company’s stockholders may amend the Bylaws, at an annual or special meeting called for such purpose, by the affirmative vote of a majority of shares then entitled to vote generally in an election of directors.

The foregoing description is only a summary of the Amendments and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is attached as Exhibit 3.1 and incorporated by reference herein.

Item 5.08 Shareholder Director Nominations

The Board has established September 29, 2023 as the date of the Company’s 2023 Annual Meeting. Because the date of the Annual Meeting differs by more than thirty days from the anniversary date of the previous annual meeting of stockholders, previously announced deadlines for any stockholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise, are no longer applicable.

To be considered for inclusion in this year’s proxy materials for the Annual Meeting pursuant to Rule 14a-8 under the Exchange Act, stockholders who intend to present proposals for action at the Annual Meeting must ensure that such proposals are received by the Company’s Secretary at 4582 South Ulster Street, Suite 1450, Denver, Colorado 80237 on or before the close of business on June 14, 2023, which the Corporation has determined to be a reasonable time before it expects to begin to print and send its proxy materials. In addition to complying with this deadline, stockholder proposals must comply with all applicable U.S. Securities and Exchange Commission rules, including Rule 14a-8, the requirements set forth in the Corporation’s Amended and Restated Bylaws, and applicable law.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

After the actions above, Bob Miller retired from the Board. The Company sincerely thanks Mr. Miller for his service and dedication as a member and former Chair of the Board. Mr. Miller’s decision to retire was not due to any disagreement with the Company. In connection with Mr. Miller’s departure, the Board has reduced the size of the Board from ten to nine directors.

Item 7.01 Regulation FD Disclosure.

On April 27, 2023, the Company issued a press release related to the matters described in Item 5.03 and Item 5.08 above, a copy of which is attached as Exhibit 99.1.

The information under this Item 7.01 and Exhibit 99.1 is furnished by the Company in accordance with the rules of the Securities and Exchange Commission. This information shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are filed with this report:

Exhibit No.	Description
3.1	Amended & Restated Bylaws of the Company dated April 26, 2023
99.1	Press Release dated April 27, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

Date:	April 27, 2023	By:	/s/ H. Lynn C. Stanfield
H. Lynn C. Stanfield, Executive Vice President and Chief Financial Officer